Reinsurance	12 Months Ended
Dec. 31, 2021
Insurance [Abstract]
Reinsurance
11 — Reinsurance
Hagerty Re purchases catastrophe reinsurance to protect held capital from large catastrophic events and to provide earnings protection and stability. As of December 31, 2021, Hagerty Re’s program provides $83.0 million of excess of loss coverage attaching at $7.0 million. The top layer ($10.0 million excess of $80.0 million) can also be used to provide $10.0 million of aggregate catastrophe protection attaching after $10.5 million of annual catastrophe loss. The Company retains 25% of the liability of this top and aggregate cover. It is the Company’s intention to renew the program annually after adjusting for portfolio growth.
During 2021, Hagerty Re renewed and increased its catastrophe reinsurance coverage effective January 1, 2022. The current program provides $100.0 million of coverage excess of a per event retention of $10.0 million in three layers; $50.0 million excess of $10.0 million, $30.0 million excess of $60.0 million and $10.0 million excess of $90.0 million. The top layer can also be used to provide $10.0 million of aggregate catastrophe protection attaching after $12.5 million of annual catastrophe loss.
Reinsurance contracts do not relieve Hagerty Re from its primary liability to the ceding carriers according to the terms of its reinsurance treaties. Failure of reinsurers to honor their obligations could result in additional losses to Hagerty Re. Hagerty Re evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from its exposure to individual reinsurers. All of Hagerty Re’s reinsurers have an A.M. Best rating of
A-
(excellent) or better, or fully collateralize their maximum obligation under the treaty.